Exhibit 99.2

Gold 2
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Gold Grade	Gold Contained Ozs 11	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade	ESTIMATES 10
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
United States
Barrick
Bald Mountain 1.75 - 3.5% NSR 12	74.08	0.023	1.704	33.93 / 0.015 (Measured and Indicated)				-	-	12,500 oz
Barrick
Cortez (Pipeline)
GSR1 0.40 - 5.0% GSR 13	67.08	0.035	2.343 14	1.52	0.014 14	21.89	0.014 14	6.34	0.015 14	126,000 oz
GSR2 0.40 - 5.0% GSR 13	118.43	0.029	3.428 14	0.69	0.080 14	6.70	0.070 14	4.03	0.013 14
GSR3 0.71% GSR	103.24	0.029	3.003 14	1.82	0.014 14	24.96	0.014 14	7.72	0.015 14	126,000 oz
NVR1 0.39% NVR	68.60	0.033	2.244 14	1.82	0.014 14	24.96	0.014 14	6.15	0.015 14	91,000 oz
Kinross/Barrick
Gold Hill (DEV) 1.0 - 2.0% NSR 15	23.34	0.016	0.365	-	-	-	-	-	-	-
0.9% NSR 16	-	-	-	-	-	-	-	-	-	-
Barrick
Goldstrike (SJ Claims) 0.9% NSR	49.60	0.104	5.164	0.03	0.036	0.10	0.036	0.07	0.064	374,000 oz
Newmont
Leeville 1.8% NSR	5.58	0.294	1.641	0.33	0.165	0.17	0.257	0.41	0.509	454,000 oz

May 4, 2011

Gold -- continued 2
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Gold Grade	Gold Contained Ozs 11	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade	ESTIMATES 10
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
United States (cont.)
Goldcorp/Barrick
Marigold (DEV) 17 2.0% NSR	55.41	0.016	0.905	-	-	-	-	-	-	-
Firstgold
Relief Canyon (DEV) 18 4.0% NSR	-	-	-	0.00	0.000	0.00	0.000	30.48	0.022	-
Quadra FNX
Robinson 19				562.47	0.004	154.30	0.004	153.89	0.004
3.0% NSR	121.28	0.010	0.64	(Includes Reserves)						45,000 - 50,000 oz 20
Golden Queen
Soledad Mountain (DEV) 3.0% NSR	51.22	0.021	1.052	43.69	0.027	44.85	0.018	35.28	0.015	-
Newmont
Twin Creeks 2.0% GPR	1.80	0.080	0.143	-	-	-	-	-	-	14,700 oz
Goldcorp
Wharf 0.0 - 2.0% NSR 21	23.88	0.025	0.600	3.40	0.027	3.53	0.028	-	-	60,000 oz
Canada
Osisko
Canadian Malartic (DEV) 1.0 - 1.5% NSR 22	150.56	0.031	4.727	-	-	-	-	-	-	359,000 oz 23

May 4, 2011

Gold -- continued 2
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Gold Grade	Gold Contained Ozs 11	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade	ESTIMATES 10
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Canada (cont.)
St Andrew Goldfields
Holt 24 0.00013 x gold price	3.46	0.148	0.510	2.50	0.157	2.71	0.176	1.32	0.189	45,000 - 50,000 oz
Capstone Mining
Kutcho Creek (DEV) 1.6% NSR	11.51	0.011	0.125	0.92 / 0.020 (Measured and Indicated)				1.20	0.010	-
Terrane Metals
Mt. Milligan (DEV) 25 25% of Payable Gold	531.80	0.011	6.020	66.10	0.006	181.10	0.006	22.60	0.006	-
New Island Resources/Anaconda Mining
Pine Cove (DEV)
7.5% NPI	2.90	0.060	0.175	0.00	0.000	2.90	0.085	0.28	0.062	-
Copper Fox
Schaft Creek (DEV) 3.5% NPI	904.99	0.006	5.570	630.83 / 0.004 (Measured and Indicated)				205.95	0.003	-
Barrick
Williams 0.97% NSR	12.17	0.070	0.857	0.43	0.103	1.88	0.031	0.77	0.143	Not Reported
Yukon Zinc
Wolverine 0.0 - 9.445% NSR 26	5.68	0.040	0.225	0.54	0.044	4.37	0.050	1.87	0.050	Not Reported

May 4, 2011

Gold -- continued 2
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Gold Grade	Gold Contained Ozs 11	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade	ESTIMATES 10
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Mexico
Minefinders
Dolores 3.25% NSR	107.64	0.019	2.024	80.05	0.019	71.86	0.016	27.33	0.012	65,000 - 70,000 oz
Gammon Gold
El Chanate 2.0 - 4.0% NSR 27	70.78	0.019	1.355	0.68	0.007	4.40	0.015	6.76	0.023	65,000 - 70,000 oz
Alamos
Mulatos 1.0 - 5.0% NSR 28	64.45	0.037	2.387	8.84	0.032	85.39	0.029	18.63	0.027	160,000 - 175,000 oz
Goldcorp
Peñasquito 29
2.0% NSR (Oxide)	74.74	0.005	0.400	0.25	0.005	4.22	0.005	1.92	0.003	350,000 oz 20
2.0% NSR (Sulfide)	1,566.82	0.012	18.170	35.53	0.007	273.79	0.008	44.96	0.005
Central and South America
Teck
Andacollo 75% NSR 30	440.59	0.004	1.594	23.48	0.003	152.56	0.003	35.71	0.003	49,700 oz 31
Orvana
Don Mario 3.0% NSR	6.29	0.041	0.259	0.28	0.008	0.50	0.008	0.36	0.034	29,400 oz

May 4, 2011

Gold -- continued 2
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Gold Grade	Gold Contained Ozs 11	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade	ESTIMATES 10
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Central and South America (cont.)
Gammon Gold
El Limon 3.0% NSR	2.26	0.131	0.296	0.97 / 0.127 (Measured and Indicated)				1.09	0.146	42,000 - 46,000 oz
Breakwater
El Toqui 1.0 - 3.0% NSR 32	3.89	0.070	0.270	1.12 / 0.026 (Measured and Indicated)				1.94	0.017	41,800 oz 31
Coeur d'Alene
Martha 2.0% NSR	0.05	0.020	0.001	0.00	0.000	0.04	0.010	0.16	0.010	Not Reported
Barrick
Pascua-Lama (DEV) 33 0.78 - 5.23% NSR 34	320.92	0.046	14.685	15.44	0.033	137.73	0.027	18.96	0.034	-
Australia
Kagara
Balcooma 35 1.5% NSR	0.67	0.007	0.005	1.04	0.006	0.26	0.004	0.69	0.017	Not Reported
Terrain
Bundarra (DEV) 1.5% NSR	0.00	0.000	0.000	1.21	0.059	1.49	0.068	2.77	0.054	-

May 4, 2011

Gold -- continued 2
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Gold Grade	Gold Contained Ozs 11	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade	ESTIMATES 10
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Australia (cont.)
St Barbara
Gwalia Deeps 1.5% NSR	11.28	0.213	2.406	11.70 / 0.137 (Measured and Indicated)				7.51	0.184	140,000 - 145,000 oz 36 245,000 - 270,000 oz 37
Tectonic Resources
Kundip (DEV) 1.0 - 1.5% GSR 38	3.10	0.098	0.305	4.12 / 0.084 (Measured and Indicated)				0.365	0.155	-
Electrum Resources
Meekatharra (Paddy's Flat) (DEV) 1.5% NSR	2.19	0.140	0.308	17.51 / 0.039				8.74	0.040	-
A$10 per gold ounce produced 39	2.19	0.140	0.308	(Measured and Indicated)				8.74	0.040	-
Electrum Resources
Meekatharra (Yaloginda) (DEV) 0.45% NSR	2.79	0.070	0.196	7.62 / 0.041 (Measured and Indicated)				4.18	0.054	-
Jinka Minerals
Reedys Burnakura (DEV) 40 1.5 - 2.5% NSR	-	-	-	0.08	0.288	0.21	0.204	3.23	0.074	-
Saracen
South Laverton 1.5% NSR	16.60	0.049	0.810	24.61 / 0.052 (Measured and Indicated)				13.63	0.053	100,000 - 120,000 oz
St Barbara
Southern Cross 1.5% NSR	6.02	0.083	0.500	8.80 / 0.109 (Measured and Indicated)				7.08	0.113	115,000 - 125,000 oz 41 85,000 - 100,000 oz 42

May 4, 2011

Gold -- continued 2
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Gold Grade	Gold Contained Ozs 11	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade	ESTIMATES 10
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Australia (cont.)
Catalpa Resources
West Westonia (DEV) 0.5% NSR	0.31	0.032	0.010	0.15 / 0.026 (Measured and Indicated)				0.12	0.025	-
West Africa
Avocet
Inata 2.5% NSR	17.97	0.060	1.082	5.75	0.066	21.87	0.047	7.82	0.038	165,000 oz
High River
Taparko 43 2.0% GSR	7.85	0.080	0.627	0.00	0.000	1.54	0.085	2.37	0.079	159,000 oz

May 4, 2011

Silver 44
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Gold Grade	Gold Contained Ozs 11	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade	ESTIMATES 10
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
United States
Golden Queen
Soledad Mountain (DEV) 3.0% NSR	51.22	0.378	19.359	43.69	0.430	44.85	0.330	35.28	0.320	-
Revett
Troy 3.0% GSR	10.50	1.211	12.711	52.50 / 1.326 (Measured and Indicated)				11.00	1.400	1.3 million oz 45
Canada
Capstone Mining
Kutcho Creek (DEV) 1.6% NSR	11.51	1.009	11.617	0.92 / 1.829 (Measured and Indicated)				1.20	0.895	-
Copper Fox
Schaft Creek (DEV)				630.83 / 0.037
3.5% NPI	904.99	0.051	46.454	(Measured and Indicated)				205.95	0.047	-
Yukon Zinc
Wolverine 0.0 - 9.445% NSR 26	5.68	8.222	46.693	0.54	8.715	4.37	10.552	1.87	11.241	Not Reported
Mexico
Minefinders
Dolores 2.0% NSR	107.64	1.064	114.520	80.05	0.990	71.86	0.839	27.33	0.590	3.3 - 3.5 million oz

May 4, 2011

Silver -- continued 44
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Gold Grade	Gold Contained Ozs 11	Tons	Average Gold Grade	Tons	Average Gold Grade	Tons	Average Gold Grade	ESTIMATES 10
	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Mexico (cont.)
Goldcorp
Peñasquito 20,29
2.0% NSR (Oxide)	74.74	0.489	36.550	0.25	0.325	4.22	0.462	1.92	0.423	Not Reported
2.0% NSR (Sulfide)	1,566.82	0.682	1,068.720	35.53	0.686	273.79	0.899	44.96	0.899
Orvana
Don Mario 3.0% NSR	6.29	1.319	8.292	0.28	0.323	0.50	0.280	0.36	1.097	Not Reported
Breakwater
El Toqui				1.12 / 0.728
1.0 - 3.0% NSR 32	3.89	0.379	1.473	(Measured and Indicated)				1.94	0.554	158,000 oz 31
Coeur d'Alene
Martha 2.0% NSR	0.05	18.610	0.828	0.00	0.000	0.04	14.020	0.16	4.530	Not Reported
Australia
Kagara
Balcooma 35 1.5% NSR	0.67	0.634	0.427	1.04	0.321	0.26	1.046	0.69	1.535	Not Reported

May 4, 2011

Base Metals
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs 11	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	ESTIMATES 10
	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
COPPER 46
United States
Nord Resources
Johnson Camp 2.5% NSR	66.20	0.34	445.844	-	-	-	-	-	-	Not Reported
Quadra FNX
Robinson 19 3.0% NSR	121.28	0.504	1,221.800	562.47	0.350	154.30	0.270	153.89	0.290	105 - 120 million lbs 20
Revett
Troy				52.50 / 0.623
3.0% GSR	10.50	0.470	98.700	(Measured and Indicated)				11.00	0.404	11.0 million lbs 45
Canada
Breakwater
Caber (DEV) 1.0% NSR	0.65	0.840	10.907	-	-	-	-	3.07	1.570	-
Capstone Mining
Kutcho Creek (DEV) 1.6% NSR	11.51	2.009	462.55	0.92 / 4.528 (Measured and Indicated)				1.20	1.740	-
Copper Fox
Schaft Creek (DEV) 3.5% NPI	904.99	0.300	5,421.316	630.83 / 0.187 (Measured and Indicated)				205.95	0.140	-

May 4, 2011

Base Metals -- continued
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs 11	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	ESTIMATES 10
	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
COPPER (cont.) 46
Australia
Vale
Voisey's Bay 2.7% NSR	26.57	1.484	788.497	-	-	-	-	-	-	Not Reported
Kagara
Balcooma 35 1.5% NSR	0.67	3.100	41.760	1.04	2.600	0.26	1.525	0.69	1.117	Not Reported
Central and South America
Orvana
Don Mario 3.0% NSR	6.29	1.473	185.156	0.28	0.311	0.50	0.280	0.36	1.488	15 million lbs 20
Barrick
Pascua-Lama (DEV) 47 1.05% NSR	320.92	0.085	548.177	15.44	0.056	137.73	0.060	18.96	0.049	-
Europe
Inmet
Las Cruces 1.5% NSR	17.07	6.200	2,116.416	0.00	0.000	0.15	2.900	0.11	7.200	111 million lbs

May 4, 2011

Base Metals -- continued
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs 11	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	ESTIMATES 10
	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
LEAD 48
Australia
Kagara
Balcooma 35 1.5% NSR	0.67	0.661	8.898	1.04	0.100	0.26	3.019	0.69	2.062	Not Reported
Mexico
Goldcorp
Peñasquito 20,29 2.0% NSR (Sulfide)	1,566.82	0.250	7,275.000	35.53	0.274	273.79	0.309	44.96	0.183	Not Reported
Central and South America
Breakwater
El Toqui 1.0 - 3.0% NSR 32	3.89	0.365	28.375	1.12 / 0.972 (Measured and Indicated)				1.94	0.700	1.32 million lbs 31
ZINC 50
Canada
Breakwater
Caber (DEV) 1.0% NSR	0.65	8.580	111.412	-	-	-	-	3.07	4.520	-
Capstone Mining
Kutcho Creek (DEV) 1.6% NSR	11.51	3.185	733.22	0.92 / 4.468 (Measured and Indicated)				1.2	2.040	-

May 4, 2011

Base Metals -- continued
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs 11	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	ESTIMATES 10
	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
ZINC (cont.) 49
Australia
Kagara
Balcooma 35 1.5% NSR	0.67	1.530	20.615	1.04	0.200	0.26	0.448	0.69	5.783	Not Reported
Mexico
Goldcorp
Peñasquito 20,29 2.0% NSR (Sulfide)	1,566.82	0.570	17,575	35.53	0.674	273.79	1.054	44.96	0.385	Not Reported
Central and South America
Breakwater
El Toqui 1.0 - 3.0% NSR 32	3.89	6.768	525.943	1.12 / 10.959 (Measured and Indicated)				1.94	6.700	68.5 million lbs 31
NICKEL 51
Canada
Vale
Voisey's Bay 2.7% NSR	26.57	2.584	1,373.135	-	-	-	-	-	-	Not Reported

May 4, 2011

Base Metals -- continued
OPERATOR, PROPERTY AND ROYALTY 3	PROVEN + PROBABLE RESERVES 4,5,6			ADDITIONAL MINERALIZED MATERIAL 7,8,9
				Measured		Indicated		Inferred		PRODUCTION
	Tons of Ore	Average Base Metal Grade	Base Metal Contained Lbs 11	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	Tons	Average Base Metal Grade	ESTIMATES 10
	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
NICKEL (cont.) 50
Australia
Metals and Mines Group
Avebury (DEV) 18 2.0% NSR	-	-	-	3.75	1.100	5.18	1.000	15.43	0.900	-
Xstrata
Mt. Goode 51 1.5% NSR	0.42	4.074	34.132	15.32	0.910	32.08	0.670	14.33	0.700	Not Reported
COBALT 52
Canada
Vale
Voisey's Bay 2.7% NSR	26.57	0.126	66.866	-	-	-	-	-	-	Not Reported

May 4, 2011

Footnotes

1
Reserves have been reported by the operators as of December 31, 2010, with the exception of the following properties:  Don Mario – August 2010; West Westonia, Southern Cross, South Laverton, Pine Cove, Mt. Goode, Inata, Gwalia, Balcooma and Avebury – June 2010; El Chanate and Mt. Milligan – October 2009; Caber and Canadian Malartic – December 2008; Schaft Creek – September 2008; Soledad Mountain – December 2007; Meekatharra (Yaloginda) and Mekkatharra (Paddy's Flat) – September 2007.

2
Gold reserves were calculated by the operators at the following per ounce prices: $1,300 – Martha; A$1,350 – Kundip; $1,200 – El Limon and Dolores; A$1,250 – South Laverton and West Westonia; $1,000 – Inata, Bald Mountain, Cortez, Goldstrike, Holt, Kutcho Creek, Pascua Lama, Robinson and Williams; $983 – Pine Cove; $950 – Leeville, Marigold, Peñasquito, Twin Creeks and Wharf; A$1,000 – Gwalia and Southern Cross; $900 – Gold Hill and Taparko; $875 – Mulatos; $870 – El Toqui; $825 – Canadian Malartic; $800 – El Chanate, Don Mario and Andacollo; $690 – Mt. Milligan; $600 – Soledad Mountain and Caber.  Schaft Creek is at a $5.05 net smelter return cut-off grade (metal price assumptions used by the operator were $658 per ounce gold; $10.00 per ounce silver; and $1.93 per pound copper).  Wolverine is at an $80/tonne net smelter return cut-off grade (metal price assumptions used by the operator were $400 per ounce gold and $7.00 per ounce silver).  No gold price was reported for Meekatharra (Paddy’s Flat), Meekathar (Yaloginda), Avebury, Balcooma or Mt. Goode.

3	See royalty definitions on page 21.

4	Set forth below are the definitions of proven and probable reserves used by the U.S. Securities and Exchange Commission.

“Reserve” is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

“Proven (Measured) Reserves” are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.

“Probable (Indicated) Reserves” are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced.  The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

May 4, 2011

Footnotes (continued)

5
Royal Gold has disclosed a number of reserve estimates that are provided by royalty operators that are foreign issuers and are not based on the U.S. Securities and Exchange Commission's definitions for proven and probable reserves.  For Canadian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators.  For Australian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform with the Australasian Code for Reporting of Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia, as amended ("JORC Code").

6
The reserves reported are either estimates received by the various operators or are based on royalty documentation material provided to Royal Gold or which is derived from recent publicly-available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators.  Accordingly, Royal Gold is not able to reconcile the reserve estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

7
Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved.  The U.S. Securities and Exchange Commission does not recognize this term.  Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

8
Some of the royalty operators are Canadian and Australian issuers.  Canadian and Australian issuers use the terms "mineral resources" and its subcategories "measured," "indicated" and "inferred" mineral resources.  For Canadian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators.  For Australian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform with the JORC Code. While such terms are recognized and required by Canadian and Australian regulations, the U.S. Securities and Exchange Commission does not recognize them.  In each case, the mineralized material reported hereunder are estimates previously disclosed by the relevant operator, without reference to the underlying data used to calculate the estimates.  Accordingly, Royal Gold is not able to reconcile the estimates prepared in reliance on National Instrument 43-101 or JORC Code with terms recognized by the U.S. Securities and Exchange Commission.  Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

May 4, 2011

Footnotes (continued)

9
The additional mineralized material reported are either estimates received by the various operators or are based on royalty documentation material provided to Royal Gold or which is derived from recent publicly-available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators.  Accordingly, Royal Gold is not able to reconcile the resource estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

10
The estimates and production reports are prepared by the operators of the mining properties.  Royal Gold does not participate in the preparation or verification of the operators’ estimates or production reports and has not independently assessed or verified the accuracy of such information.  Please refer to our cautionary statement regarding forward-looking statements and to the risk factors identified in our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission for information regarding factors that could affect actual results.

11	“Contained ounces” or “contained pounds” do not take into account recovery losses in processing the ore.

12	The sliding-scale moves up 0.25% for each $25 per ounce of gold price increase, starting at a per-ounce price of $375, inflated by the Producer Price Index commencing in 1986.

13
NSR sliding-scale schedule (price of gold per ounce – royalty rate): Below $210 – 0.40%; $210 to $229.99 – 0.50%; $230 to $249.99 – 0.75%; $250 to $269.99 – 1.30%; $270 to  $309.99 – 2.25%; $310 to $329.99 – 2.60%; $330 to $349.00 – 3.00%; $350 to $369.99 – 3.75%; $390 to $409.99 – 4.0%; $410 to $429.99 – 4.25%; $430 to $449.99 – 4.50%; $450 to $469.99 – 4.75%; $470 and higher – 5.00%.

14	NVR1 and GSR3 reserves and additional mineralized material are subsets of the reserves and additional mineralized material covered by GSR1 and GSR2.

15	The sliding-scale NSR royalty will pay 2.0% when the price of gold is above $350 per ounce and 1.0% when the price of gold falls to $350 per ounce or below.

16	The 0.9% NSR applies to the MACE claims. The operator did not report reserves subject to the 0.9% NSR.

17	The 2.0% NSR royalty interest covers the majority of six sections of land, containing a number of open pits, but does not cover the current mining in the Basalt/Antler area.

18	The operators at Avebury and Relief Canyon did not provide a breakdown of proven and probable reserves.

19	Additional mineralized material estimates include reserves at the request of the operator.

20	Production estimates reflect payable metal and are subject to third party treatment charges.

May 4, 2011

Footnotes (continued)

21	NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to under $350 – 0.0%; $350 to under $400 – 0.5%; $400 to under $500 – 1.0%; $500 or higher – 2.0%.

22	NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to $350 – 1.0%; above $350 – 1.5%.

23	Production guidance reflects the entire project. Operator has not provided a breakdown of production by royalty interest.

24
In November 2008, the operator made application to a court in Ontario, Canada for a declaration that it is not obligated to pay the entire royalty defined under the royalty agreement and to dispute the royalty rate.  The operator claims that its predecessor in interest is responsible for payment of some or all of the royalty.  On July 23, 2009, the Court held that Royal Gold is entitled to payment from the predecessor of the full amount of the NSR sliding-scale royalty and that the operator’s obligation is to reimburse the predecessor for payment of the royalty up to a flat rate of 0.013% NSR.  On August 21, 2009, the predecessor appealed the portion of the judgment holding them responsible for paying the royalty.  On December 9, 2009, Royal Gold was made a party to the appeal.  Oral arguments were heard on March 28, 2011, and parties are awaiting the outcome.

25	25% of payable gold with a fixed cost of $400 per ounce until 550,000 ounces are delivered to Royal Gold; $450 thereafter.

26	Gold royalty rate is based on the price of silver per ounce. NSR sliding-scale schedule (price of silver per ounce – royalty rate): Below $5.00 – 0.0%; $5.00 to $7.50 – 3.778%; >$7.50 – 9.445%.

27
The NSR sliding-scale royalty is capped once payments of approximately $17 million have been received.  As of  March 31, 2011, payments of approximately $7.1 million have been recognized.  NSR sliding-scale schedule (price of gold per ounce - royalty rate):  less than $300 – 2.0%; $300 – $350 - 3.0%; greater than $350 – 4.0%.

28
The Company’s royalty is subject to a 2.0 million ounce cap on gold production. There have been approximately 694,000 ounces of cumulative production as of March 31, 2011.  NSR sliding-scale schedule (price of gold per ounce – royalty rate):  $0.00 to $299.99 – 1.0%; $300 to $324.99 – 1.50%; $325 to $349.99 – 2.0%; $350 to $374.99 – 3.0%; $375 to $399.99 – 4.0%; $400 or higher – 5.0%.

29	Operator reports reserves by material type. The sulfide material will be processed by milling. The oxide material will be processed by heap leaching.

30
The royalty rate is 75% until 910,000 payable ounces of gold have been produced – 50% thereafter.  There have been approximately 35,400 of cumulative payable ounces produced as of March 31, 2011.  Gold is produced as a by-product of copper.

31	Recovered metal is contained in concentrate and is subject to third party treatment charges and recovery losses.

32
NSR sliding-scale schedule (price of zinc per ounce – royalty rate):  Below $0.50 – 0.0%; $0.50 to below $0.55 – 1.0%; $0.55 to below $0.60 – 2.0%; $0.60 or higher – 3.0%.  Gold is produced as a by-product of zinc.

May 4, 2011

Footnotes (continued)

33
Royalty applies to all gold production from an area of interest in Chile.  Only that portion of the reserves pertaining to our royalty interest in Chile is reflected here.  Approximately 20% of the royalty is limited to the first 14.0 million ounces of gold produced from the project.  Also, 24% of the royalty can be extended beyond 14.0 million ounces produced for $4.4 million.  In addition, a one-time payment totaling $8.4 million will be made if gold prices exceed $600 per ounce for any six-month period within the first 36 months of commercial production.

34	NSR sliding-scale schedule (price of gold per ounce - royalty rate): less than or equal to $325 – 0.78%; $400 – 1.57%; $500 – $2.72%; $600 – 3.56%; $700 – 4.39%; greater than or equal to $800 – 5.23%.

35
Figures reflect reserves associated with the entire property.  The operator did not provide a detailed breakdown of the reserves and additional mineralized material subject to Royal Gold's royalty interest.  Therefore, a portion of the reserves is not subject to Royal Gold’s royalty interest.

36	Production guidance for fiscal year 2011 ending June 30, 2011. Total production includes King of the Hills. Approximately 91,000 ounces have been produced as of March 31, 2011.

37	Production guidance for fiscal year 2012 ending June 30, 2012. Total production includes King of the Hills.

38	Royalty pays 1.0% for the first 250,000 ounces of production and then 1.5% for production above 250,000 ounces.

39	The A$10 per ounce royalty applies on production above 50,000 ounces.

40
Reedys Burnakura sliding-scale royalty applies to cumulative production above 300,000 ounces.  Once 300,000 ounces have been produced, the royalty rate is a 1.5% NSR for the first 75,000 ounces per year and a 2.5% NSR above 75,000 ounces per year.

41	Production guidance for fiscal year 2011 ending June 30, 2011. Approximately 91,000 ounces have been produced as of March 31, 2011.

42	Production guidance for fiscal year 2012 ending June 30, 2012.

43
A 2.0% GSR perpetual royalty (“GSR3”), applicable to gold production from defined portions of the Taparko-Bouroum project area, and a 0.75% GSR milling royalty (“MR1”).  The MR1 royalty applies to ore that is mined outside of the defined area of  the Taparko-Bouroum project that is processed through the Taparko facilities up to a maximum  of 1.1 million tons per  year.

May 4, 2011

Footnotes (continued)

44
Silver reserves were calculated by the operators at the following prices per ounce: $23.00 – Dolores; $20.00 – Martha; $16.50 – Kutcho Creek; $15.00 – Peñasquito Sulfide; $14.90 – Troy; $14.42 – El Toqui; $14.00 – Gold Hill; $12.50 – Don Mario; $12.00 – Soledad Mountain; and $11.00 – Caber.  Shaft Creek is at a $5.05 net smelter return cut-off grade (metal price assumptions used by the operator were $658 per ounce gold; $10.00 per ounce silver; and $1.93 per pound copper).  Wolverine is at an $80/tonne net smelter return cut-off grade (metal price assumptions used by the operator were $400 per ounce gold and $7.00 per ounce silver).  No silver price is available for Balcooma.

45	Recovered metal is contained in concentrate and is subject to third party recovery losses.

46
Copper reserves were calculated by the operators at the following prices per pound:  $3.05 – El Toqui; $3.02 – Troy; $2.97 – Voisey's Bay; $2.75 – Kutcho Creek; $2.50 – Robinson and Caber; $2.25 – Las Cruces; $2.00 – Pascua-Lama, Don Mario and Peñasquito Sulfide; $1.90 – Andacollo; $1.60 – Mt. Milligan and $1.50 – Johnson Camp.  Shaft Creek is at a $5.05 net smelter return cut-off grade (metal price assumptions used by the operator were $658 per ounce gold; $10.00 per ounce silver; and $1.93 per pound copper).  No copper price is available for Balcooma.

47
Royalty applies to all copper production from an area of interest in Chile.  Only that portion of the reserves pertaining to our royalty interest in Chile is reflected here.  This royalty will take effect after January 1, 2017.

48	Lead reserves were calculated by the operators at the following price per pound: $0.89 – El Toqui and $0.70 – Peñasquito and Caber. No lead price is available for Balcooma.

49
Zinc reserves were calculated by the operators at the following price per pound:  $1.10 – El Toqui; $1.00 – Peñasquito; $0.95 – Kutcho Creek and $0.80 – Peñasquito.  No zinc price is available for Balcooma or Caber.

50	Nickel reserve price was calculated by the operator at Voisey’s Bay mine at $8.71 or lower per pound. No nickel reserve price is available for Avebury or Mt. Goode.

51	The operator does not report reserves by property in Australia. Therefore, a portion of the reserves is not subject to Royal Gold’s royalty interest.

52	Cobalt reserve price was calculated by the operator at $22.82 or lower per pound.

NOTE: Not included in the Royalty Portfolio are Allen, Belcourt, Lluvia, Rambler North, Skyline, Tambor, Tarmoola and three oil and gas properties.

May 4, 2011

Royalty Definitions

The Company’s royalty portfolio contains several different types of royalties which are defined as follows:

Royalty - the right to receive a percentage or other denomination of mineral production from a resource extraction operation.

Gross Smelter Return (“GSR”) Royalty - a defined percentage of the gross revenue from a resource extraction operation, less, if applicable, certain contract-defined costs paid by or charged to the operator.

Net Smelter Return (“NSR”) Royalty - a defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining and smelting costs.

Net Value Royalty (“NVR”) - a defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined transportation costs, milling costs and taxes.

Net Profits Interest (“NPI”) Royalty- a defined percentage of the gross revenue from a resource extraction operation, after recovery of certain contract-defined pre-production costs, and after deduction of certain contract-defined mining, milling, processing, transportation, administrative, marketing and other costs.

Gross Proceeds Royalty (“GPR”) - a royalty in which payments are made on contained ounces rather than recovered ounces.

May 4, 2011